GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated November 7, 2017 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated February 28, 2017, as supplemented

Effective November 13, 2017, Parametric Portfolio Associates LLC (“Parametric”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Parametric in the Prospectus and SAI are hereby deleted in their entirety as of that date. Although Parametric will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Parametric prior to that date.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACPMCHG 11-17